                                                                   Exhibit 99.01

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - November 2001

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Series                                      1994-6         1995-2          1996-2          1996-4          1996-6         1996-8
Deal Size                                   $898MM         $795MM          $723MM          $602MM        $1,039MM         $482MM
Expected Maturity                        1/15/2002      3/15/2002       6/10/2003       8/10/2006      11/10/2003      1/10/2004
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Yield                                       18.20%         18.20%          18.20%          18.20%          18.20%         18.20%
Less: Coupon                                 2.54%          2.43%           2.36%           2.40%           2.32%          2.30%
      Servicing Fee                          1.50%          1.50%           1.50%           1.50%           1.50%          1.50%
      Net Credit Losses                      5.70%          5.70%           5.70%           5.70%           5.70%          5.70%
Excess Spread:
      November-01                            8.44%          8.57%           8.64%           8.59%           8.67%          8.70%
      October-01                             8.40%          8.49%           8.52%           8.49%           8.56%          8.58%
      September-01                           5.42%          5.56%           5.52%           5.47%           5.56%          5.58%
Three Month Average Excess Spread            7.42%          7.54%           7.56%           7.51%           7.60%          7.62%

Delinquency:
      30 to 59 Days                          1.60%          1.60%           1.60%           1.60%           1.60%          1.60%
      60 to 89 Days                          1.10%          1.10%           1.10%           1.10%           1.10%          1.10%
      90+ Days                               1.90%          1.90%           1.90%           1.90%           1.90%          1.90%
      Total                                  4.60%          4.60%           4.60%           4.60%           4.60%          4.60%

Payment Rate                                14.47%         14.47%          14.47%          14.47%          14.47%         14.47%

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Series                                      1997-1         1997-2          1997-3          1997-4          1997-5     1997-6  (1)
Deal Size                                   $904MM         $602MM          $602MM          $602MM          $783MM       $1,566MM
Expected Maturity                        2/17/2004      5/17/2004       6/17/2002       6/17/2007       8/17/2004      7/17/2002
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Yield                                       18.20%         18.20%          18.20%          18.20%          18.20%         22.63%
Less: Coupon                                 2.29%          2.31%           2.28%           2.40%           2.71%          6.50%
      Servicing Fee                          1.50%          1.50%           1.50%           1.50%           1.50%          1.50%
      Net Credit Losses                      5.70%          5.70%           5.70%           5.70%           5.70%          5.70%
Excess Spread:
      November-01                            8.71%          8.68%           8.71%           8.59%           8.29%          8.92%
      October-01                             8.65%          8.63%           8.66%           8.54%           8.27%          8.47%
      September-01                           5.69%          5.66%           5.69%           5.58%           5.41%          5.76%
Three Month Average Excess Spread            7.68%          7.66%           7.69%           7.57%           7.32%          7.72%

Delinquency:
      30 to 59 Days                          1.60%          1.60%           1.60%           1.60%           1.60%          1.60%
      60 to 89 Days                          1.10%          1.10%           1.10%           1.10%           1.10%          1.10%
      90+ Days                               1.90%          1.90%           1.90%           1.90%           1.90%          1.90%
      Total                                  4.60%          4.60%           4.60%           4.60%           4.60%          4.60%

Payment Rate                                14.47%         14.47%          14.47%          14.47%          14.47%         14.47%

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(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - November 2001

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Series                                      1997-7         1997-8          1997-9         1998-1         1998-4         1998-5
Deal Size                                   $602MM         $939MM          $602MM         $843MM         $843MM         $783MM
Expected Maturity                        9/17/2004      9/17/2007      10/17/2004      5/18/2003      7/18/2005      8/18/2003
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Yield                                       18.20%         18.20%          18.20%         18.20%         18.20%         18.20%
Less: Coupon                                 2.29%          2.35%           2.26%          2.60%          2.27%          2.25%
      Servicing Fee                          1.50%          1.50%           1.50%          1.50%          1.50%          1.50%
      Net Credit Losses                      5.70%          5.70%           5.70%          5.70%          5.70%          5.70%
Excess Spread:
      November-01                            8.70%          8.65%           8.73%          8.39%          8.73%          8.74%
      October-01                             8.65%          8.59%           8.68%          8.38%          8.67%          8.69%
      September-01                           5.69%          5.63%           5.71%          5.50%          5.70%          5.72%
Three Month Average Excess Spread            7.68%          7.63%           7.71%          7.42%          7.70%          7.72%

Delinquency:
      30 to 59 Days                          1.60%          1.60%           1.60%          1.60%          1.60%          1.60%
      60 to 89 Days                          1.10%          1.10%           1.10%          1.10%          1.10%          1.10%
      90+ Days                               1.90%          1.90%           1.90%          1.90%          1.90%          1.90%
      Total                                  4.60%          4.60%           4.60%          4.60%          4.60%          4.60%

Payment Rate                                14.47%         14.47%          14.47%         14.47%         14.47%         14.47%

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Series                                      1998-6         1998-8          1998-9         1999-1         1999-2         1999-3
Deal Size                                   $964MM         $602MM          $747MM       $1,205MM         $602MM         $833MM
Expected Maturity                        8/18/2008      9/18/2005       1/20/2004      2/19/2004      2/21/2006      4/19/2004
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Yield                                       18.20%         18.20%          18.20%         18.20%         18.20%         18.20%
Less: Coupon                                 2.65%          2.34%           5.35%          2.66%          2.72%          2.66%
      Servicing Fee                          1.50%          1.50%           1.50%          1.50%          1.50%          1.50%
      Net Credit Losses                      5.70%          5.70%           5.70%          5.70%          5.70%          5.70%
Excess Spread:
      November-01                            8.35%          8.65%           5.64%          8.33%          8.27%          8.33%
      October-01                             8.34%          8.61%           6.00%          8.33%          8.28%          8.33%
      September-01                           5.46%          5.63%           4.01%          5.54%          5.48%          5.54%
Three Month Average Excess Spread            7.38%          7.63%           5.22%          7.40%          7.34%          7.40%

Delinquency:
      30 to 59 Days                          1.60%          1.60%           1.60%          1.60%          1.60%          1.60%
      60 to 89 Days                          1.10%          1.10%           1.10%          1.10%          1.10%          1.10%
      90+ Days                               1.90%          1.90%           1.90%          1.90%          1.90%          1.90%
      Total                                  4.60%          4.60%           4.60%          4.60%          4.60%          4.60%

Payment Rate                                14.47%         14.47%          14.47%         14.47%         14.47%         14.47%

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                       First USA Credit Card Master Trust
                     Excess Spread Analysis - November 2001

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Series                                      1999-4           2001-1           2001-2           2001-3           2001-4
Deal Size                                   $595MM           $893MM          $1488MM           $750MM           $714MM
Expected Maturity                        5/20/2002        1/19/2006        3/19/2004        3/20/2006        8/10/2006
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Yield                                       18.20%           18.20%           18.20%           18.20%           18.20%
Less: Coupon                                 2.26%            2.35%            2.29%            2.35%            2.33%
      Servicing Fee                          1.50%            1.50%            1.50%            1.50%            1.50%
      Net Credit Losses                      5.70%            5.70%            5.70%            5.70%            5.70%
Excess Spread:
      November-01                            8.73%            8.65%            8.71%            8.65%            8.67%
      October-01                             8.70%            8.60%            8.67%            8.61%            8.55%
      September-01                           5.83%            5.73%            5.79%            5.74%            5.55%
Three Month Average Excess Spread            7.75%            7.66%            7.72%            7.67%            7.59%

Delinquency:
      30 to 59 Days                          1.60%            1.60%            1.60%            1.60%            1.60%
      60 to 89 Days                          1.10%            1.10%            1.10%            1.10%            1.10%
      90+ Days                               1.90%            1.90%            1.90%            1.90%            1.90%
      Total                                  4.60%            4.60%            4.60%            4.60%            4.60%

Payment Rate                                14.47%           14.47%           14.47%           14.47%           14.47%

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